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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: July 13, 2001
              Date of Earliest Event Reported: June 29, 2001


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5. Other Events.
        -------------

The Company recently completed a $90,000,000 credit facility with GMAC Business Credit, LLC pursuant to the terms of the Credit Agreement attached hereto as
Exhibit 10.1. The financing was issued in two $45,000,000 term loans maturing on July 1, 2003 and July 1, 2006, respectively. The term loans are secured by real estate and equipment located at 50 of the Company's stores and three of its distribution centers and guaranteed by the Company's operating subsidiaries which own such assets.


The Company's press release announcing this financing is attached as
Exhibit 99.1.








Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (c)       Exhibits.

        10.1      Credit Agreement

        99.1      Press Release issued July 11, 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               Executive Vice President
                               and Chief Financial Officer


Date:  July 13, 2001

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                                  EXHIBIT INDEX


Exhibit
Number                  Description
-------                 --------------

10.1                    Credit Agreement

99.1                    Press Release issued July 11, 2001